Exhibit 99.1


                                      PROXY
                          POINTE FINANCIAL CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [_____], 2005

The undersigned shareholder of Pointe Financial Corporation ("Pointe") hereby appoints [ ] and [ ] and each or any of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of common stock, par value $0.01 per share, of Pointe which the undersigned is entitled to vote at the Special Meeting of Shareholders of Pointe to be held on [____], 2005 at [ ], Boca Raton Florida at [8:00 a.m. ]and at any adjournments, postponements, continuations or reschedulings thereof (the "Special Meeting"), with all the powers the undersigned would possess if personally present at the Special Meeting, as directed on the reverse side.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER AND AT THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF NO DIRECTION IS INDICATED FOR ITEM 1, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE POINTE/THE SOUTH FINANCIAL GROUP AGREEMENT AND PLAN OF MERGER. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED WITH RESPECT TO THE MATTERS COVERED HEREBY.
                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

     THE BOARD OF DIRECTORS OF POINTE RECOMMENDS THAT YOU VOTE FOR ITEM 1 BELOW

                                                            FOR         AGAINST       ABSTAIN
1.   APPROVAL OF THE AGREEMENT AND PLAN OF MERGER,          |_|           |_|            |_|
     DATED AS OF OCTOBER 27, 2004, BY AND BETWEEN
     POINTE FINANCIAL CORPORATION AND THE SOUTH
     FINANCIAL GROUP, INC.

2.   THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ALL SUCH OTHER
     MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                                            DATED____________________, 2005

                                            SIGNATURE___________________________
                                            SIGNATURE (IF HELD
                                            JOINTLY)____________________________
                                            TITLE(S)____________________________
                                            PLEASE SIGN YOUR NAME EXACTLY AS IT
                                            APPEARS HEREON. WHEN SIGNING AS
                                            ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                            TRUSTEE OR GUARDIAN PLEASE GIVE YOUR
                                            FULL TITLE. IF A CORPORATION, PLEASE
                                            SIGN IN FULL CORPORATE NAME BY THE
                                            PRESIDENT OR OTHER AUTHORIZED
                                            OFFICER. IF A PARTNERSHIP, PLEASE
                                            SIGN THE PARTNERSHIP NAME BY
                                            AUTHORIZED PERSON(S).

        PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED,
                             POSTAGE-PAID ENVELOPE.